Exhibit 10.1

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

This Amendment No. 2 to Asset Purchase Agreement is dated as of July 10, 2015 (the "Amendment") and is by and between Teva Pharmaceuticals USA, Inc., a Delaware corporation and those of its affiliates that own the Amendment No. 2 ANDAs (as defined below) (collectively, "Teva"), on the one hand, and ANI Pharmaceuticals, Inc., a Delaware corporation ("Buyer") on the other hand.

WHEREAS, Buyer and Teva are parties to that certain Asset Purchase Agreement effective as of December 26, 2013, as amended by Amendment No. 1 (defined below) (the "Original Agreement"), pursuant to which Buyer acquired the Purchased Assets from Teva;

WHEREAS, Buyer and Teva entered into Amendment No. 1 to Asset Purchase Agreement as of March 4, 2015 ("Amendment No. 1"), pursuant to which Buyer acquired the New ANDAs from Teva on the same terms and conditions as the Original Agreement, except for changes required to reflect (i) the date of the purchase of the New Purchased Assets thereunder, (ii) the payment of the Third Payment upon execution of the New Bill of Sale and (iii) a different Royalty percentage to be paid with respect to the New Products under the New ANDAs, in each case as reflected in Amendment No. 1 (with all such capitalized terms having the same meaning as defined in Amendment No. 1);

WHEREAS, Teva owns those additional ANDAs that are set forth on Exhibit A hereto (the "Amendment No. 2 ANDAs"), with respect to the generic pharmaceutical products set forth on such Exhibit A (the "Amendment No. 2 Products") that Buyer also wishes to acquire on and pursuant to the terms of the Original Agreement, as amended hereby; and

WHEREAS, Teva has agreed to sell Buyer the Amendment No. 2 ANDAs pursuant to the terms of the Original Agreement as amended hereby.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter expressed, Buyer and Teva agree as follows:

1.          Upon the terms and subject to the conditions of the Original Agreement and this Amendment, as promptly as practicable, but in no event later than ten (10) Business Days after the date hereof, (A) Teva will transfer, sell, convey, assign and deliver to Buyer the Amendment No. 2 ANDAs and the related documents whether in paper or electronic form the related documents, only to the extent made available to Buyer for inspection at its Horsham, PA site on June 23, 2015 (the "Amendment No. 2 Purchased Assets") and Buyer will purchase, accept and assume, all of Teva's right, title and interest in and to the Amendment No. 2 Purchased Assets and (B) the Parties shall execute and deliver a Bill of Sale with respect to such Amendment No. 2 Purchased Assets, in the form attached hereto as Exhibit B (the "Amendment No. 2 Bill of Sale").

2.          Upon execution of the Amendment No. 2 Bill of Sale and delivery by Teva of the Amendment No. 2 Purchased Assets to Buyer in accordance with Section 1, Buyer shall pay to Teva, by wire transfer of immediately available funds into an account designated in writing to Buyer by Teva, the sum of Twenty Five Million U.S. Dollars ($25,000,000) (the "Amendment No. 2 Payment").

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

3.          From and after the delivery of the Amendment No. 2 Payment, with respect to the Amendment No. 2 Purchased Assets, Buyer will be in control of and responsible for the Liabilities involving the Amendment No. 2 Products, as set forth in Section 5 of the Original Agreement, mutatis mutandis.

4.          Undefined capitalized terms used herein shall have the meanings ascribed to them in the Original Agreement; provided, however, that it is understood and agreed that the following definitions are hereby further amended as follows:

a.           The term "ANDAs" shall include the Amendment No. 2 ANDAs from and after the date hereof.

b.         The term "Assumed Liabilities" shall include the Liabilities set forth in Section 4 of the Original Agreement with respect to the Amendment No. 2 Purchased Assets from and after the date hereof.

c.           The term "Bill of Sale" shall include the Amendment No. 2 Bill of Sale from and after the date hereof.

d.           The term "Products" shall include the Amendment No. 2 Products from and after the date hereof.

e.           The term "Purchased Assets" shall include the Amendment No. 2 Purchased Assets from and after the date hereof.

f.            The term "Up-Front Payments" shall include the Amendment No. 2 Payment from and after the date hereof.

g.           For purposes of Sections 6(c) and 6(e) of the Original Agreement only, the date hereof shall be deemed the "Effective Date" with respect to the Amendment No. 2 ANDAs and the Amendment No. 2 Purchased Assets.

5.          It is understood and agreed that with respect to the Amendment No. 2 Products, the Royalty, as set forth in the Original Agreement, including Exhibit C thereof, shall be equal to [***] percent ([***]%) and that the Royalty Term shall be from Product Year One through Product Year [***].

6.          Each of Teva and Buyer restate the representations and warranties set forth in Section 7 of the Original Agreement as of the date hereof (which, for purposes of clause (b) thereof, shall be limited to the Amendment No. 2 Purchased Assets) and agree that they shall survive and remain operative and in full force and effect for a period of twelve (12) months following the date hereof.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

7.          Teva shall dispatch a letter to FDA in the form set forth in Exhibit D of the Original Agreement with respect to the Amendment No. 2 ANDAs, with such changes as may be applicable to reflect the transactions contemplated by this Amendment, within five (5) Business Days after Buyer's payment to Teva of the Amendment No. 2 Payment.

8.          Within five (5) days after Teva has sent the letter referenced in Section 7 hereof, Buyer shall send a letter to the FDA indicating that the transfer from Teva of the Amendment No. 2 ANDAs has been accepted by the Buyer and that the Buyer is the new owner of the Amendment No. 2 ANDAs as of the date hereof, and Buyer shall promptly provide Teva with a copy of said letter.

9.          The recitals set forth above are deemed incorporated herein and a part hereof. All necessary conforming changes to the Original Agreement occasioned by reason of this Amendment are hereby deemed to be made. Except as amended hereby, the Original Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

10.          This Amendment may be executed in two or more counterparts, each of which shall be deemed an original bit all of which, taken together, shall constitute one and same instrument. PDF and facsimile signatures shall constitute original signatures.

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Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TEVA PHARMACEUTICALS USA, INC.

By:	/s/ Vikram Seoni
Name: Vikram Seoni
Title: SVP, BD & Alliance MGMT

By:	/s/ Brian McCrudden
Name: Brian McCrudden
Title: Sr. Director, Alliance MGMT

ANI PHARMACEUTICALS, INC.

By:	/s/ Charlotte Arnold
Name: Charlotte Arnold
Title: Vice President & CFO

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

Exhibit A

ANDA#	Molecule	Form	Strength

065190	Cefuroxime	Tablets	250, 500 mg
Axetil
084910, 085032,	Amitriptyline	Tablets	10, 25,
085031 085030	Hydrochloride		50, 75 mg
074085	Alprazolam*	Tablets	0.25, 0.5,
1, 2 mg
070028	Sulfamethoxazole /	Oral	200/5,
	Trimethoprim*	Suspension	40/5 mg/mL
084975, 084657	Meclizine	Tablets	12.5, 25 mg
Hydrochloride
077396	Lorazepam*	Tablets	0.5, 1, 2 mg
086727	Diphenoxylate HCI / Atropine Sulfate	Tablets	2.5/0.025 mg
074387, 074497	Glipizide	Tablets	5, 10 mg
075898, 075897	Fluvoxamine	Tablets	25, 50,
	Maleate*		100 mg
040512	Pyridostigmine	Tablets	30, 60 mg
Bromide*
074498, 074299	Indapamide	Tablets	1.25, 2.5 mg
072972, 072973	Sulindac	Tablets	150, 200 mg
074970, 073467	Triamterene / HCTZ	Tablets	37.5/25 mg
062055	Erythromycin
Ethylsuccinate
070869, 070870	Acetohexamide	Tablets	250, 500 mg
074554	Cholestyramine	Oral Susp.	4 g/packet 4 g/scoop
073282	Clemastine Fumarate	Tablets	1.34 mg
071144	Ibuprofen	Tablets	200 mg
072901	Ibuprofen	Tablets (0.406" round diameter)	200 mg
072903	Ibuprofen	Tablets (Caplets)	200 mg
062222	Oxacillin Sodium	Capsules	250, 500 mg
083734	Probenecid / Colchicine	Tablets	500/0.5 mg
070704, 070705	Propranolol HCl / HCTZ	Tablets	40/25, 80/25 mg
072042, 072043	Propranolol HCl / HCTZ	Tablets	40/25, 80/25 mg
080142	Sulfisoxazole	Tablets	500 mg

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

Exhibit B

Form of Amendment No. 2 Bill of Sale

THIS BILL OF SALE (the "Amendment No. 2 Bill of Sale"), dated as of July 10, 2015, is made and delivered by Teva Pharmaceuticals USA, Inc., a corporation organized under the laws of the State of Delaware and those of its affiliates that own the Amendment No. 2 ANDAs (as defined in the Amendment) ("Teva"), to ANI Pharmaceuticals, Inc., a company organized under the laws of the State of Delaware ("Purchaser"), (each a “Party”, collectively the “Parties”).

WHEREAS, pursuant to that certain asset purchase agreement, dated as of December 26, 2013, by and between Teva and Purchaser, as amended by Amendment No. 1 to the Asset Purchase Agreement, dated as of March 4, 2015 (the “Purchase Agreement”) and as further amended by Amendment No. 2 to the Asset Purchase Agreement, dated as of July 10, 2015 (such Amendment No. 2, the "Amendment"), Teva has agreed to transfer, sell, convey, assign and deliver to Purchaser, and Purchaser has agreed to purchase, accept and assume as of the date hereof, all right, title and interest, within the Territory, of the Amendment No. 2 Purchased Assets (as defined in the Amendment); and

WHEREAS, the Parties desire to deliver to each other such instruments as are required in order to effectuate and evidence the sale by Teva and purchase by Purchaser of the Amendment No. 2 Purchased Assets.

NOW, THEREFORE, in consideration of the premises and in accordance with the provisions of the Purchase Agreement, as amended by the Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Teva and Purchaser hereby each agree as follows:

1.	The terms of the Purchase Agreement, as amended by the Amendment are incorporated herein by reference and capitalized terms used but not defined in this Amendment No. 2 Bill of Sale shall have the meanings ascribed thereto in the Purchase Agreement, as amended by the Amendment.

2.	Teva hereby irrevocably and unconditionally transfers, sells, conveys, assigns, and delivers to Purchaser, and Purchaser hereby irrevocably and unconditionally purchases, accepts and assumes, all of Teva's right, title and interest, within the Territory, in and to all of the Amendment No. 2 Purchased Assets, free and clear of any liens, charges or other encumbrances.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

3.	The Parties, their respective divisions, subsidiaries, officers, directors, employees, stockholders, agents, representatives, advisors, consultants, attorneys, independent contractors and successors and assigns hereby release and discharge the other and their respective Affiliates, divisions, subsidiaries, officers, directors, employees, stockholders, agents, representatives, advisors, consultants, attorneys, independent contractors and successors and assigns, from any and all claims, causes of actions, obligations, investigations, demands, suits and/or liabilities, of any nature whatsoever, whether asserted or unasserted, known or unknown, or suspected or unsuspected to exist from the beginning of time, in any way arising under or in any way relating to the Amendment No. 2 Purchased Assets, except with respect to fraud or any representation, warranty or covenant expressly made by it in the Purchase Agreement, as amended by the Amendment.

4.	All of the terms and provisions of this Amendment No. 2 Bill of Sale shall be binding upon Teva and its successors and assigns, and shall be binding upon Purchaser and its successors and assigns.

5.	This Amendment No. 2 Bill of Sale and any all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the laws of the State of New York, U.S.A. applicable to agreements made and to be performed entirely in such State.

6.	It is acknowledged and agreed that this Amendment No. 2 Bill of Sale is intended to document the sale and assignment of the Amendment No. 2 Purchased Assets to Purchaser.

7.	This Amendment No. 2 Bill of Sale may be executed by PDF and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 Bill of Sale as of the date first set forth above.

TEVA PHARMACEUTICALS USA, INC.

By:	/s/ Vikram Seoni
Name: Vikram Seoni
Title: SVP, BD & Alliance MGMT

By:	/s/ Brian McCrudden
Name: Brian McCrudden
Title: Sr. Director, Alliance MGMT

ANI PHARMACEUTICALS, INC.

By:	/s/ Charlotte Arnold
Name: Charlotte Arnold
Title: Vice President & CFO